United States
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.            MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The Reincorporation Merger

General.                      As described below under Item 5.07, at the Annual Meeting of Stockholders of Osiris Therapeutics, Inc., a Delaware corporation (“Osiris”), held on May 27, 2010 (the “Annual Meeting”), Osiris’s stockholders, upon the recommendation of its board of directors, approved a proposal to reincorporate as a Maryland corporation, through and including a merger of Osiris with and into Osiris Maryland, Inc., a wholly-owned subsidiary of Osiris incorporated in Maryland (the “Reincorporation Merger”).  Following stockholder approval, Osiris has filed or caused to be filed a certificate of merger in Delaware and articles of merger (the “Articles of Merger”) in Maryland, in order to effect the Reincorporation merger.  Pursuant to the certificate of merger and Articles of Merger, the Reincorporation Merger became effective as of 11:59 P.M., eastern daylight time, on May 31, 2010 (the “Effective Time”).  Pursuant to the Articles of Merger, Osiris Maryland, Inc. changed its name to Osiris Therapeutics, Inc.

The Board of Directors recommended the Reincorporation Merger primarily because it will eliminate Osiris’ annual Delaware franchise tax expense..  For the fiscal year ended December 31, 2009, Osiris paid $162,050 in Delaware franchise taxes and anticipates that if it were to remain incorporated in Delaware, it would continue to pay up to $180,000 in Delaware franchise taxes each year for the foreseeable future. During the current fiscal year, some of the savings anticipated by the reincorporation will initially be offset by expenses associated with the reincorporation, such as filing, legal, printing and similar expenses.

For purposes of the following discussion, “Osiris Delaware” or “Osiris” shall mean Osiris Therapeutics, Inc., a Delaware corporation, as in existence prior to the Reincorporation Merger, and “Osiris Maryland” shall mean Osiris Therapeutics, Inc., a Maryland corporation formerly known as Osiris Maryland, Inc., the surviving corporation in the Reincorporation Merger.

Effect of the Merger.           As of the Effective Time of the Reincorporation Merger (i) the separate legal existence of Osiris Delaware ceased and Osiris Maryland, as the surviving corporation, succeeded to all business, properties, assets and liabilities of Osiris Delaware, (ii) Osiris Maryland changed its name to ‘‘Osiris Therapeutics, Inc.”, (iii) the directors and officers of Osiris Delaware prior to the Reincorporation Merger, including the newly elected directors identified below under Item 5.07, continued as the directors and officers of Osiris Maryland after the Reincorporation Merger for an identical term of office, (iv) each outstanding share of common stock, par value $0.001 per share, of Osiris Delaware was converted into one share of common stock, par value $0.001 per share, of Osiris Maryland, (v) each outstanding option, warrant or other right to purchase shares of common stock of Osiris Delaware continued outstanding as an option, warrant or other right to purchase shares of common stock of Osiris Maryland upon the same terms and conditions as they existed immediately prior to the Effective Time with respect to Osiris Delaware, (vi) each outstanding certificate representing shares of common stock of Osiris Delaware continued to be outstanding to represent the same number of shares of common stock of Osiris Maryland, with delivery of certificates for shares of common stock of Osiris Delaware constituting ‘‘good delivery’’ for transactions in the shares of common stock of Osiris Maryland (it will not be necessary for stockholders of Osiris Delaware to exchange their existing stock certificates for stock certificates of Osiris Maryland), (vii) the surviving corporation, Osiris Maryland, is governed by (x) the Maryland General Corporation Law (the “MGCL”), (y) the Articles of Incorporation of Osiris Maryland, as amended (the “Maryland Charter”), including as amended pursuant the Articles of Merger to change its name from “Osiris Maryland, Inc.” to “Osiris Therapeutics, Inc.”, and (z) the Bylaws of Osiris Maryland (the “Maryland Bylaws”), and (viii) the various corporate governance documents of Osiris Delaware (publicly available on the Investor Relations—Corporate Governance section of Osiris’s website at http://investor.osiris.com/documents.cfm) remained in effect as the corporate governance documents of Osiris Maryland.

A copy of the constituent documents comprising the Maryland Charter — the Articles of Incorporation and the Articles of Merger — are attached hereto as Exhibits 3.1 and 3.2, respectively.  A copy of the Maryland Bylaws is attached hereto as Exhibit 3.3.

With respect to the rights of holders of Osiris Maryland common stock, the Maryland Charter, the Maryland Bylaws and the MGCL provide for many of the same rights and obligations as did the certificate of incorporation, the bylaws and the Delaware General Corporation Law for the holders of Osiris Delaware common stock, although there are differences in certain respects.  For a description of the differences between the rights of holders of Osiris Delaware common stock and Osiris Maryland common stock, see the discussion under “Proposal No. 2—Reincorporation as a Maryland Corporation, through and including a Merger with and into our Wholly Owned Subsidiary, Osiris Maryland, Inc.—Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL” in our Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 16, 2010 (the “Proxy Statement”), which discussion is incorporated herein by reference.

ITEM 5.02.            DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As described below under Item 5.07, at the Annual Meeting of Stockholders held on May 27, 2010, the stockholders of Osiris Delaware, by the affirmative vote of approximately 98.3% votes present and entitled to be cast and 65.6% of the votes entitled to be cast, approved an amendment to Osiris’s Amended and Restated 2006 Omnibus Plan (the “Omnibus Plan”) to increase the aggregate number of shares of common stock that may be issued at any time pursuant to awards granted thereunder from 1,450,000 to 1,950,000 shares, and to extend the termination date, after which awards may no longer be granted thereunder, from April 16, 2016 to May 27, 2020.  The stockholders, upon the recommendation of the board of directors, also re-approved the Omnibus Plan, including for purposes of Section 162(m) of the Internal Revenue Code.  Following the Annual Meeting, the board of directors caused the Omnibus Plan to be amended and restated to reflect the amendments approved by the stockholders and to reflect the then pending Reincorporation Merger.  The text of the Omnibus Plan, as so amended and restated, is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Amended and Restated Plan is the sole equity compensation plan under which grants and awards are made to employees and directors of the Company. The Company formerly made grants under the Amended and Restated 1994 Stock Incentive Plan, but the ability to make awards thereunder has expired.  All non-employee directors and all employees (including officers) of the Company or its subsidiaries are eligible to receive awards under the Amended and Restated Plan.  The Amended and Restated Plan contains provisions for making various stock-based awards, including non-qualified stock options, incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, stock appreciation rights, restricted stock awards, and performance shares and in some cases performance units.  In no event is any individual employee or director eligible to receive in any calendar year awards under the Amended and Restated Plan involving more that 125,000 shares of our common stock (or 50,000 shares in the case of performance share awards), as adjusted due to a merger, reorganization or similar event.

The Compensation Committee of the Board of Directors administers the Amended and Restated Plan and has the authority, subject to the terms of the Amended and Restated Plan, to determine and designate the employees and directors to whom awards will be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, any forfeiture restrictions and performance goals and criteria).  The foregoing summary of the Omnibus Plan is qualified by and subject to the full text of the Omnibus Plan.

ITEM 5.07.            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Osiris held its Annual Meeting of Stockholders on May 27, 2010.  Of the 32,775,331 shares of common stock outstanding as of the record date of the Annual Meeting, 24,779,525 shares, or 75.6% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Four proposals were submitted to the stockholders and approved at the Annual Meeting.  The proposals are described in detail in our previously filed Proxy Statement for the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

Election of Directors.  Each of Messrs. Jay M. Moyes and Gregory H. Barnhill were elected to serve as a member of the board of directors for a term expiring at the Annual Meeting of Stockholders to be held in 2013 and until his successor is duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Jay M. Moyes	21,724,004	125,179	2,930,342
Gregory H. Barnhill	21,717,449	131,734	2,930,342

The term of office of each of C. Randal Mills, PhD, Felix Gutzwiller, M.D., Dr.P.H. and Mr. Peter Friedli continued following the meeting.

Reincorporation from Delaware to Maryland.  The stockholders voted to approve the proposal presented by the board of directors to reincorporate as a Maryland corporation, through and including a merger of Osiris Delaware with and into Osiris Maryland, Inc., a wholly-owned subsidiary of Osiris Delaware incorporated in Maryland, as follows:

FOR	20,183,977
AGAINST	1,656,674
ABSTAIN	5,445
Broker Non-Votes	2,930,342

Amendment to and Re-approval of Amended and Restated 2006 Omnibus Plan.  The stockholders voted to approve the proposal presented by the board of directors to amend the Amended and Restated 2006 Omnibus Plan to increase the aggregate number of shares of common stock that may be issued at any time pursuant to awards granted thereunder from 1,450,000 to 1,950,000 shares, and to extend the termination date, after which awards may no longer be granted thereunder, from April 16, 2016 to May 27, 2020, and to re-approve the Omnibus Plan, including for purposes of Section 162(m) of the Internal Revenue Code, as follows:

FOR	21,498403
AGAINST	345,335
ABSTAIN	5,445
Broker Non-Votes	2,930,342

Ratify Independent Registered Public Accountants.  The appointment of Grant Thornton LLP, independent registered public accountants, to act as our independent auditors for the fiscal year ending December 31, 2010 was ratified, as follows:

FOR	24,713,340
AGAINST	57,608
ABSTAIN	8,577

ITEM 8.01.            OTHER EVENTS.

In connection with the Reincorporation Merger (the terms, purpose and effects of which are discussed in Item 3.03 above), as of the Effective Time, for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i) Osiris Maryland automatically inherited the Exchange Act reporting obligations of Osiris Delaware, and (ii) the common stock of Osiris Maryland is deemed registered under Section 12(b) of the Exchange Act by operation of Exchange Act Rule 12g-3(a).  The common stock of Osiris Delaware was listed for trading on the NASDAQ Global Market and traded under the symbol “OSIR”.  As of the Effective Time, this symbol, without interruption, represents shares of common stock of Osiris Maryland.  There is no anticipated change in the Exchange Act File Number assigned by the United States Securities and Exchange Commission.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation of Osiris Maryland, Inc.
3.2

Articles of Merger between Osiris Therapeutics, Inc., a Delaware corporation, and Osiris Maryland, Inc. a Maryland corporation, as survivor, changing the name of “Osiris Maryland Inc.” to “Osiris Therapeutics, Inc.”, as filed with the State Department of Assessments and Taxation of Maryland on May 27, 2010, and effective May 31, 2010

3.3	Bylaws of Osiris Therapeutics, Inc., a Maryland corporation
10.1	Amended and Restated 2006 Omnibus Plan, effective as of May 27, 2010.

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.  Risks and that could cause actual results to differ materially from those anticipated in forward-looking statements, include the factors described in the sections entitled “Risk Factors” in our Annual Report on Form 10-K filed with the United States Securities and Exchange. You should not unduly rely on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: June 2, 2010	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Chief Financial Officer and Corporate Secretary